EXHIBIT 10.45

                                    IMPORTANT

Please fill in the boxes accurately and clearly. Inaccuracies at the application stage may cause considerable delays in the issuance of acknowledgements, share certificates and general correspondence. thank you for your attention

1.  SUBSCRIBER(S) FULL NAME(S)
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2.  SUBSCRIBER(S) FULL ADDRESS
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Optional contact details:
Phone:                                  Fax:
Email:
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3.  ADDRESS FOR FUTURE CORRESPONDENCE IF DIFFERENT FROM BOX 2.
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4.  ADDRESS TO WHICH SHARE CERTIFICATES SHOULD BE MAILED OR SAME AS BOX 2 OR 3.

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5.  SHAREHOLDER'S NAME(S) EXACTLY AS IT/THEY SHOULD APPEAR ON THE SHARE
    CERTIFICATE

NOTE: Remember to take into consideration, if applicable, joint names, pension funds, limited or offshore companies. US investors should also give thought to 401K, IRA and IRS reference codes.

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6.    MAILING ADDRESS FOR DIVIDEND PAYMENTS OR SAME AS BOX 2, 3 OR 4.
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

                             SUBSCRIPTION AGREEMENT


     THIS AGREEMENT, made and entered into as of the ________ day of ____________________ 2002, by and between the undersigned investor (the "Purchaser") and BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC. of 9055 Huntcliff Trace, Atlanta, GA 30350, a Nevada registered corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company has authorized the issuance of Units (the "Units" or "Unit") at a price of five thousand dollars ($5,000) per Unit; and

     WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, a Subscription of _______________ Units at a price of five thousand dollars ($5,000) per Unit.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

     1. Acknowledgement by the Purchaser. THE PURCHASE OF THE UNITS AND UNDERLYING SECURITIES OFFERED HEREBY (THE "SECURITIES") INVOLVES A HIGH DEGREE OF RISK. THE PURCHASER ACKNOWLEDGES THAT HE IS ACQUIRING THE SECURITIES AFTER ADEQUATE INVESTIGATION OF THE PROSPECTS OF THE COMPANY. THE PURCHASER FURTHER ACKNOWLEDGES THAT HE IS NOT RELYING UPON THE ACCURACY OF ANY PREDICTIONS AS TO THE FUTURE GROWTH, PROSPECTS OR DEVELOPMENT OF THE COMPANY.

     2. Description of Securities. The Company has authorized the issuance of Units for sale to certain select Accredited Investors (as that term is defined) in a private placement ("Private Placement" or "Offering") at a price of five thousand dollars ($5,000) per Unit. Each Unit to be issued pursuant to this Subscription Agreement is comprised of ordinary shares of common stock ("Shares") and warrants ("Warrant(s)") (together "Securities") as follows:

     2.1 Seven thousand five hundred (7,500) Shares, par value $0.01 per share; and,

     2.2 One Warrant defined as Common Stock Purchase Warrant Series December 31, 2006 comprising:

          2.2.1 Warrant "A" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof; and,

          2.2.2 Warrant "B" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof; and,

          2.2.3 Warrant "C" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof; and,

          2.2.4 Warrant "D" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof; and,

          2.2.5 Warrant "E" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof; and,

          2.2.6 Warrant "F" exercisable to purchase two thousand five hundred (2,500) Shares on or before the date and at the price set forth in Table 1 of 2.8 hereof.

     2.8  TABLE 1 Common Stock Purchase Warrant Series December 31, 2006

--------------------------------------------------------------------------------
 Warrant   Exercise on     Exercise    Shares Per    Effective        Early
            or before     Price Per      Warrant     Price Per     Termination
                           Warrant                     Share          Price
                              $                          $              $
--------------------------------------------------------------------------------
"A"       December 31,           2,500       2,500          1.00            1.50
          2006
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"B"       December 31,           3,750       2,500          1.50            2.25
          2006
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"C"       December 31,           5,000       2,500          2.00            3.00
          2006
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"D"       December 31,           6,250       2,500          2.50            3.75
          2006
--------------------------------------------------------------------------------
"E"       December 31,          12,500       2,500          5.00            7.50
          2006
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"F"       December 31,          25,000       2,500         10.00           15.00
          2006
--------------------------------------------------------------------------------

     3.   Exercise of Warrant(s) and Early Termination Price

     3.1 Subject to the provisions of 3.2 hereof, the Purchaser may exercise any or all Warrants at any time on or before December 31, 2006 by submitting to the Company the appropriate Warrant Exercise Form as attached hereto duly completed and accompanied by payment in full for the Warrant(s) being exercised.

     3.2 In the event that the volume weighted average trading price of the Company's Shares is greater than or equal to the price per share (the "Early Termination Price" see Table 1 of 2.8) for any period of at least 10 consecutive trading days, the Company will have the right to serve notice (the "Notice of Early Termination Price") on the Purchaser granting the Purchaser a period of 10 trading days from the date upon which the Notice of Early Termination Price is served in which to exercise any remaining Warrants exercisable at a price below the prevailing Early Termination Price. The Notice of Early Termination Price shall be served by overnight mail and or by facsimile and shall be deemed to have been served two working days from the date upon which it was sent by the Company. Any Warrants remaining unexercised at the end of such 10-day exercise period will be cancelled forthwith and without further notice and will be of no further force or effect. The Company shall not be held liable on any account whatsoever for the failure of the Recipient for no or any reason to act upon the Notice of Early Termination Price.

     4. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company has sold to the Purchaser, and the Purchaser has purchased from the Company a subscription of _______________ Units at a price of five thousand dollars ($5,000) per Unit. The Company has advised the Purchaser that prior to, concurrently with, or subsequent to the execution and delivery of this Agreement ("Subscription Agreement"), it may be executing and delivering substantially identical agreements ("Other Agreements") with other purchasers ("Other Purchasers") providing for the purchase of Units by Other Purchasers.

     5. Subscriptions and Closing.

          5.1 Method of Subscription. The Purchaser herewith executes and deposits this Subscription Agreement with the Company. The Company acknowledges that it has received the Purchaser's subscription by way of telegraphic transfer to the account of BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC, c/o Bank of America, 8755 Roswell Road, Atlanta, GA 30350 ABA # 061000052, Account #003261231908, (or by check to 9055 Huntcliff Trace, Atlanta, GA 30350) in the amount of Dollars ($ ) for the subscription of Units being purchased hereby.

          5.2 Closing. The Private Placement will terminate on the later of January 31, 2002, or upon the sale of a minimum of 300 Units, at the sole discretion of the Company. The consummation of each sale of Securities hereunder (the "Closing") will take place at a location designated by the Company, at which time the Company will deliver to each Purchaser who is purchasing Securities at such Closing (i) a fully executed counterpart of the Subscription Agreement, (ii) certificates for the Units and underlying securities being purchased thereby, registered in the name of the Purchaser.

     6. Acknowledgements. The Purchaser hereby agrees and acknowledges as follows:

          6.1 The Purchaser agrees not to transfer or assign this Subscription Agreement or any interest herein, and agrees not to transfer or assign the Securities except in accordance with the Company's Bylaws and Articles of Incorporation and all applicable laws.

          6.2 Except as may be expressly provided otherwise under the securities laws of the Purchaser's state of residence, the Purchaser agrees that this subscription is and shall be irrevocable, and acknowledges that it may not cancel, terminate or otherwise revoke this Subscription Agreement and that it shall survive the Purchaser's death or disability.

          6.3 No federal or state agency has made any finding or determination as to the fairness of the offering of the Securities for public investment, or any recommendation or endorsement of the Securities.

          6.4 Any tax effects which may be expected by the Company are not susceptible to prediction, and audit adjustments to Company income tax returns, new rulings of the Internal Revenue Service, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences sought by the Company.

          6.5 The Securities have not been registered under the Act and the Purchaser must bear the economic risk of the investment indefinitely because the Securities may not be sold unless subsequently registered under said Act or an exemption from such registration is available; that such registration under said Act and may not be at any time in the future; that the Company is not obligated to file a notification under Regulation A of said Act or a registration statement under said Act or under the securities laws of any state; and that the provisions of Rule 144 under said act are not available to permit resales of the Securities and, due to the nature of the business of the Company, it is unlikely that the conditions necessary to permit routine sales of the Securities under Rule 144 will ever be satisfied and, if Rule 144 should become available, routine sales made in reliance upon its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule, and that in connection with sales of the Securities for which Rule 144 is not available, compliance with Regulation A or some other registration exemption will be required, and the Company has not covenanted to take any action necessary to make such Rules or any exemption for sale of the Securities without registration available.

          6.6 Notwithstanding the provisions of 6.5 hereof, the Company will use its reasonable best efforts to file with the Securities and Exchange Commission (the "Commission") no later than March 31, 2002 a registration statement on Form S-3 (or, if the Company is not then S-3 eligible, on such other registration form as it then is eligible to use) (a "Registration Statement") providing for the registration for resale, under the Securities Act, of the Shares included in the Units and the Shares issuable upon exercise of Warrants. The Company will use its reasonable best efforts to cause such registration statement to be declared effective as promptly as practicable following filing and to maintain the effectiveness of such registration statement for a period of 24 months from the date the registration statement is declared effective or until all Purchasers can sell their shares under Rule 144 without volume restrictions, whichever shall occur first. In the event the Registration Statement has not been declared effective by the Commission by September 30, 2002, the Company shall issue to each Purchaser a Unit equal to one-tenth of the Units they purchased in the Offering and every 30 days thereafter, subject to a maximum of nine tenths of the initial subscription, shall issue an additional one-tenth of the Units purchased by such Purchaser in the Offering until the Registration Statement is declared effective. All costs associated with the preparation, filing, printing and maintaining the effectiveness of the Registration Statement will be borne by the Company; provided, however, the Company shall not be responsible for any fees or expenses incurred by the Purchaser's legal counsel or for any underwriting discounts, commissions or similar amounts payable by any Purchaser in connection with the sale of his, her or its Shares. The Company will use its best efforts to obtain a listing for the Common Stock Purchase Warrant Series December 31, 2006 on a recognized stock exchange.

          6.7 The Securities are subject to the particular investment restrictions and conditions of applicable state securities laws.

7.   Representations, Warranties and Covenants of the Company.

          7.1 Organization Good Standing and Authority. The company is a corporation duly organized, validly existing and in good standing under THE LAWS OF THE STATE OF NEVADA, and has all requisite power and authority to conduct its business as it is now conducted or proposed to be conducted, to enter into this Agreement and to carry out the provisions of this Agreement, including the issuance and sale of the Securities.

          7.2 Capitalization. The Company is authorized to issue six hundred
(600) Units and seventy-five million (75,000,000) ordinary shares of common stock. Prior to the Offering, no Units have been issued to the present Shareholders of the Company. Prior to the Offering forty-five million eight hundred and sixty-one thousand eight hundred and seventy-seven (45,861,877) Ordinary Shares have been issued and are outstanding. The Company's Ordinary Shares are quoted on the Over-the-Counter Bulletin Board Market (Symbol: BPRG) administered by the National Association of Securities Dealers. As of January 4, 2002 the closing inside bid price of the Company's Ordinary Shares was $0.61 per share. In the period January 1, 2001 to December 31, 2001 the Company's Ordinary Shares traded in the price range of $0.33 per share to $2.88 per share. As of December 31, 2001 fourteen million and six thousand three hundred and fifteen (14,006,315) Ordinary Shares were registered and free trading, all other ordinary Shares were restricted under Rule 144. Six hundred (600) Units are being offered pursuant to this Offering, which, if and when fully subscribed would increase the number of Ordinary Shares outstanding by an amount between four million five hundred thousand (if no warrants are exercised) and thirteen million five hundred thousand (13,500,000) if all warrants are exercised. The Units and underlying securities, when issued and sold in accordance with the terms and conditions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

          7.3 Corporate Action. All corporate action and all necessary or appropriate approvals and consents for the due execution, delivery and performance of this Agreement, including the creation, issuance and sale of the Units and underlying securities, have been duly and validly obtained or taken. This Agreement and each other document delivered in connection herewith constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery of this Agreement and each other document delivered in connection herewith and compliance with the provisions hereof and thereof, will not conflict with or constitute a breach of or default under the Company's Articles of Incorporation or any other agreement, arrangements or instrument to which the Company is a party or by which its properties or assets are bound.

          7.4 Litigation. There is no claim, action, suit, proceeding, arbitration, inquiry or investigation pending or threatened by or against the Company in any court of law or in equity, before any governmental authority or administrative agency, or before any arbitration panel and, to the best of the Company's knowledge, no basis exists therefore.

          7.5 Survival. All representations and warranties of the Company contained in this Agreement or made by or on behalf of the Company in writing in connection with the transactions contemplated herein will survive consummation of the transactions contemplated by this Agreement. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated herein shall constitute representations and warranties by the Company hereunder.

          7.6 Financial Statements. The Company is a full reporting company filing quarterly and annual reports with the SEC and published on the EDGAR database and at the date hereof is current with all filings up to and including the period ended September 30, 2001. Notwithstanding the foregoing, the Company will keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice will be made of all dealings or transactions in relation to its business and activities. As soon as available, and in any event within ninety (90) days after the end of each full fiscal year, the Company shall furnish to Purchaser and to each holder of record of the securities then outstanding, a statement of the Company's financial condition as of the end of the preceding fiscal year and a statement of operations of the Company for the twelve (12) month period then ended.

          7.7 Equal Benefits to Investors. In the event any purchaser of Units pursuant to the Offering receives any terms, benefits or rights of any nature whatsoever other than those reflected in this Agreement, the Purchaser hereunder shall receive notice of the terms and conditions of such transaction and shall have the option, within thirty (30) days thereafter, to accept all (but not less than all) of such terms and conditions as a substitution for this Agreement, whereupon the parties agree to effectuate such substitution as expeditiously as possible.

     8. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that the following representations and warranties and all other information which the Purchaser has provided to the Company concerning itself and its financial condition is true and accurate as of the date hereof and shall be true and accurate as of the Closing Date. This Agreement is made by the Company in reliance upon such express representations and warranties of the Purchaser. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to the Closing Date, the Purchaser will give written notice of such fact to the Company, specifying which representations, warranties or information are not true and accurate and the reasons therefore.

          8.1 Speculative Investment. The Purchaser has been advised that its investment in the Company is speculative, that no additional financing may be available for the Company, and that any additional financing required in the future will have to be obtained by and provided by others and that there is no assurance that any such additional financing can be obtained.

          8.2 Access to Information. The Purchaser has received all the information that it desires regarding the investment and has had an opportunity to ask questions of the Company, and receive answers thereto, concerning the terms and conditions of this investment and the financial and business condition and prospects of the Company. In addition, the Purchaser has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

          8.3 Investment Intent. The Securities are being acquired by the Purchaser solely for investment and not with a view towards resale or distribution, or sale in connection with any distribution thereof, nor with any present intention of distributing or selling any of such Securities. Specifically, the Securities are being purchased for the Purchaser's own account and not for the interest of any other person and not for resale, syndication, or subdivision with, by or to others. The Purchaser represents that it has adequate means of providing for its current needs and possible contingencies, and that it has no need for liquidity in this investment. The Purchaser agrees that a legend to the foregoing effect may be placed upon any and all certificates and other documents issued to the Purchaser representing such Shares.

          8.4 Unregistered Securities. The Purchaser has been advised that the Securities have not been reviewed by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act"), on the ground that no distribution or public offering of the Securities is to be effected, and in this connection the Company is relying in part upon Purchaser's representations set forth in this Section 7.

          8.5 Non-transferability of Securities. The Purchaser will not offer, sell, pledge or otherwise dispose of the Securities except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate the provisions of Rule 144 under the Act. A stop-transfer order will be placed on the books of the Company (or its transfer agent) respecting the certificates evidencing the shares of Common Stock and Preference Stock, and such certificates shall bear, until such time as the shares evidenced by such certificate, or both, shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for the Company that such registration is not required, the following legend or one substantially similar thereto:

     The shares evidenced by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, unless a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall then be in effect or unless an exemption from registration with respect to any proposed transfer or disposition of such shares shall be available. In addition, the shares represented by these certificates have been issued, without registration under the Georgia Securities Act of 1973, as amended, in reliance upon the exemption from registration contained in Section 10-5-9(13) of such Act, and the shares represented by these Certificates may not be sold or transferred except pursuant to an effective registration statement under shares represented by these Certificates may not be sold or transferred except pursuant to an effective registration statement under such Act or except in a transaction which is exempt under such Act or in a transaction which is otherwise in compliance with such Act.

The Purchaser understands that: (i) it must hold the Securities indefinitely unless they are registered under the Act or an exemption from registration becomes available; (ii) Rule 144 will not initially be available for sale of the ordinary shares of common stock issued pursuant to this Agreement; (iii) if and when Rule 144 does become available for sales of the ordinary shares of common stock issued pursuant to this Agreement or underlying securities, such sales of the ordinary shares of common stock in reliance upon Rule 144 may be made only after they have been held for one or two years and then only in limited amounts in accordance with the conditions of that Rule, all of which must be met (including the requirements that a public trading market then exists in the Company's ordinary shares and that adequate information concerning the Company is then available to the public).

          8.6 Risk of Investment. The Purchaser recognizes that investment in the Company involves certain risks, and that Purchaser has full cognisance and understanding of all risk factors related to the purchase of the Securities.

          8.7 Execution Authorized. If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized to execute this letter and all other instruments in connection with the purchase of the Securities, and the signature of the undersigned is binding upon such corporation, partnership, trust or other entity.

     9. Subsequent Transfer of Share(s). The Purchaser agrees that should any of the Securities or part thereof become available for sale, neither the Company nor any other person shall be obligated to offer the same to the undersigned, and such Securities or part thereof may be transferred, subject to compliance with the Company and all applicable laws, to any other person.

     10. Binding Effect. This Subscription Agreement shall be binding upon the Purchaser and its heirs, estate, successors, legal representative and assigns and shall survive the Purchaser's death or dissolution.

     11. Lost, Stolen or Destroyed Certificates. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any document issued hereunder and upon surrender and cancellation of such document, if mutilated, the Company will make and deliver in lieu of such document a new document of like tenor. If the Purchaser is the owner of any such lost, stolen or destroyed certificate, then its affidavit setting forth the fact of loss, theft or destruction thereof at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no indemnity shall be required as a condition to execution and delivery of such a new document other than its written agreement to indemnify the Company.

     12. Defined Terms. In construing this Agreement, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa any place where the context so requires, and plural terms shall be substituted for singular and singular for plural in any place where the context so requires.

     13. Governing Law. This Subscription Agreement shall be governed by the laws of the State of Nevada and construed in accordance therewith.

     14. Notices. Any and all notices or other communications to be made hereunder shall be in writing and shall be delivered by hand or mailed, via registered or certified mail, return receipt requested, to the Purchaser at the Purchaser's address provided below, and to the Company at BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC. 9055 Huntcliff Trace, Atlanta, Georgia 30350. Any party may change the address to which notices or other communications hereunder are to be delivered by giving the other party notice in the manner set forth herein. Any notice required to be made within a stated period of time shall be considered timely mailed if deposited before midnight of the last day of the stated period.

    15. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties concerning the subject matter hereof, and any other agreements or understandings of any nature with respect to such matters are hereby superseded and revoked.

     16. Amendment. This Agreement shall not be modified or amended except in writing signed by both parties.

     17. Counterparts. This Agreement may be executed and delivered in any number of counterparts, all of which when executed and delivered shall have the force and effect of an original.

     18. Headings. The headings in this Agreement are inserted for convenience only and are not a part of the Agreement.

     IN WITNESS WHEREOF, the undersigned has/have hereunto set his/her/their signature(s) to this Subscription Agreement, this day of 2002.


(Please turn to next page for signatures.)

(Check One)

_____   Individually                               _____________________________
_____   Joint tenants with right of survivorship   (Signature of Subscriber)
        (each must sign)                           _____________________________
_____   In partnership                             (Title, if applicable)
_____   As custodian, trustee, or agent for
        ______________________________             _____________________________
_____   Corporation                                (Address)

                                                   _____________________________

                                                   _____________________________
                                                   (Social Security #)


                                                   _____________________________
                                                   (Signature of Co-Subscriber)

                                                   _____________________________
                                                   (Title, if applicable)

                                                   _____________________________
                                                   (Address)

                                                   _____________________________

                                                   _____________________________
                                                   (Social Security #)

THE WARRANT REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE WARRANT REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE WARRANT REPRESENTED HEREBY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OF THE SHARES REPRESENTED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                                             Warrant to Purchase
                                                                   15,000 Shares

                   BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.

                                     WARRANT

             Common Stock Purchase Warrant Series December 31, 2006

                          To Subscribe for and Purchase
                                 Common Stock of

                   BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.

      THIS CERTIFIES that, for value received, ________________________________
(the "Recipient") is the owner of a warrant (the "Warrant") which entitles Recipient to purchase from BioProgress Technology International, Inc. (the "Company"), in accordance with the terms herein, at any time after the date hereof until 5:00 p.m., EST time on December 31, 2006, up to and including Fifteen Thousand (15,000) shares (the "Warrant Shares") of common stock of the Company, par value $.001 per share (the "Common Stock"), subject to the limitations set forth herein, at the price and on the terms set forth herein. This Warrant is subject to the following provisions, terms and conditions:

1.    Payment of Exercise Price and Exercise of Warrant.

                  (a) Exercise of Warrant. This Warrant shall be exercisable in whole or in part during its term and only in accordance with the terms and provisions of this Warrant Agreement.

                  (b) Payment of Exercise Price. The Recipient may pay the Warrant exercise price for that number of shares of Common Stock sought to be purchased (the "Exercised Shares") by delivering immediately available funds to the Company in an amount equal to the Exercise Price per Warrant (subject to adjustments on the terms herein (the "Exercise Price")) in accordance with the Warrant to be exercised and the Exercise Price set forth in the following table:

      TABLE 1: Common Stock Purchase Warrant Series December 31, 2006

------------------------------------------------------------------------------------
 Warrant   Exercise on or    Exercise    Shares Per    Effective         Early
               before        Price Per     Warrant     Price Per      Termination
                              Warrant                    Share           Price
                                 $                         $               $
------------------------------------------------------------------------------------
"A"       December 31,             2,500       2,500           1.00            1.50
          2006
------------------------------------------------------------------------------------
"B"       December 31,             3,750       2,500           1.50            2.25
          2006
------------------------------------------------------------------------------------
"C"       December 31,             5,000       2,500           2.00            3.00
          2006
------------------------------------------------------------------------------------
"D"       December 31,             6,250       2,500           2.50            3.75
          2006
------------------------------------------------------------------------------------
"E"       December 31,            12,500       2,500           5.00            7.50
          2006
------------------------------------------------------------------------------------
"F"       December 31,            25,000       2,500          10.00           15.00
          2006
------------------------------------------------------------------------------------

                  (c) Method of Exercise. This Warrant shall be exercisable during its term by written notice ("Recipient Notice"), substantially in the form attached as Exhibit A, which shall state the election to exercise the relevant Warrant, the number of Warrant Shares in respect to which this Warrant is being exercised and which shall contain or be accompanied by such investment representations as to the Recipient's investment intent with respect to such Warrant Shares as may be reasonably required by the Company in accordance with applicable securities law. Such Recipient Notice shall be signed by the Recipient and shall be delivered in person, by certified mail, facsimile or overnight courier to the Company or such other person as may be designated by the Company at the location designated in Section 14 herein or at such other address as the Company may from time to time designate in writing. The Recipient Notice shall be accompanied by full payment of the Exercise Price described in section 1 above. The certificate or certificates for the Warrant Shares as to which this Warrant shall be exercised shall be registered in the name of the Recipient and shall be legended as reasonably may be required by the Company and/or applicable law. The Company agrees that the shares so purchased shall be and are deemed to be issued to Recipient as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares of Common Stock so purchased shall be delivered to Recipient within a reasonable time, not exceeding thirty (30) calendar days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant shall have been so exercised, or shall have expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be delivered to Recipient within such time.

                  (d) Restrictions on Exercise. The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (i) a current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an exemption from such registration or qualification. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

                  (e) Early Termination Price. In the event that the volume weighted average trading price of the Company's Shares is greater than or equal to the price per share (the "Early Termination Price" see Table 1 of Section 1) for any period of at least 10 consecutive trading days, the Company will have the right to serve notice (the "Notice of Early Termination Price") on the Purchaser granting the Purchaser a period of 10 trading days from the date upon which the Notice of Early Termination Price is served in which to exercise any remaining Warrants exercisable at a price below the prevailing Early Termination Price. The Notice of Early Termination Price shall be served by overnight mail and or by facsimile and shall be deemed to have been served two working days from the date upon which it was sent by the Company. Any Warrants remaining unexercised at the end of such 10-day exercise period will be cancelled forthwith and without further notice and will be of no further force or effect. The Company shall not be held liable on any account whatsoever for the failure of the Recipient for no or any reason to act upon the Notice of Early Termination Price.

2.    Adjustment of Exercise Price and Number of Warrant Shares.

The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                  (a) Mechanical Adjustment. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                        (1) In the event the Company shall at any time after the first date of issuance of this Warrant (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Recipient shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this clause (1) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                        (2) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, pursuant to clause (1) of this subsection, the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares then purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                        (3) For the purpose of this subsection the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to clause (1) above, the Recipient shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of the Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in clauses (1) through (3), inclusive, above, and the provisions of subsections 2(a) through 2(g), inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

                  (b) Voluntary Adjustment by the Company. The Company, at its option, at any time during the term of the Warrants, may reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company or extend the expiration date of the Warrants.

                  (c) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company promptly shall mail by first class, postage prepaid, to the Recipient notice of such adjustment or adjustments and a certificate of any authorized officer of the Company setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of computation by which such adjustment was made.

                  (d) No Adjustment for Dividends. Except as provided in subsection 2(a), no adjustment or payment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

                  (e) Purchase Rights Upon Merger, Consolidation, Etc. In case of any consolidation or merger of the Company with any other corporation, then as a condition of such consolidation or merger, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant, in lieu of the shares of Common Stock immediately theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable upon exercise of this Warrant had such consolidation or merger not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 2 hereof will thereafter be applicable as closely as possible in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The provisions of this subsection similarly shall apply to successive consolidations or mergers.

                  (f) Other Notices. In case at any time:

                        (1) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class of the Company or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                        (2) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                        (3) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

                        (4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 20 days prior to the record date or the date on which the Company's books are closed in respect thereto (but in no event more than 10 days prior to the date notice of such event is to be given by the Company to the public). Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (1), (2), (3) and (4) above.

                  (g) Statement on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued so long as such subsequently issued warrants retain the benefits of any such adjustments.

3.    Fractional Interests.

The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section 3, be issuable upon the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Market Value for one share of the Common Stock, as defined in Section 1(b), on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

4.    Covenants as to Common Stock.

The Company covenants and agrees that all shares of Common Stock issuable upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Exercise Price per share of Common Stock issuable upon exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from pre-emptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

5.    Exchange and Replacement of Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

6.    Reservation and Listing of Securities.

The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the pre-emptive rights of any stockholder.

7.    No Rights as Stockholders.

Nothing contained herein shall be construed as conferring upon the Recipient or its transferees the right to vote or to receive dividends or to consent to or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

8.    Representations and Warranties of the Company.

The Company hereby represents and warrants to the Recipient as follows:

                  (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The Company is qualified as a foreign corporation in good standing in all jurisdictions, if any, in which the conduct of its business as presently conducted or its present ownership, leasing or operation of property requires such qualification, except where the failure to qualify so would not, individually or in the aggregate, have a material adverse effect on the business or operations (financial and otherwise) of the Company and its subsidiaries (a "Material Adverse Effect"). The Company is not currently in breach of any provision of its Articles of Incorporation and By-laws.

                  (b) Authorization of the Company. The execution, delivery and performance by the Company of this Warrant has been duly authorized by all requisite corporate action by the Company and this Warrant has been duly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance by the Company of this Warrant, the issuance, sale and delivery of the Warrant Shares and the consummation of the transactions contemplated by this Warrant by the Company will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or its properties or assets, except for such violations which are not reasonably likely to have a Material Adverse Effect, (b) conflict with or result in any breach (with or without the giving of notice or passage of time) of any of the terms, conditions or provisions of, or constitute a default, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any note, indenture, mortgage, lease agreement or other material contract, agreement or instrument to which the Company is a party or by which it or any of their property is bound or affected (except for such conflicts or breaches as to which requisite waivers and consents have been obtained and except for such conflicts or breaches which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect) or
(c) conflict with the Articles of Incorporation or By-laws of the Company (as amended to the date hereof).

                  (c) Capitalization.

                        (1) The authorized capital stock of the Company immediately prior to the issuance of this Warrant consists of 75,000,000 shares of Common Stock and 7,500,000 shares of Preferred Stock, $.001 par value per share, of which:

                              (a) 46,832,227 shares of Common Stock are validly
issued and are fully paid and nonassessable;

                              (b) 1,250,000 shares of Preferred Stock are
designated as Series A Preferred Stock, of which 17,500 shares are validly issued and are fully paid and nonassessable and are currently convertible into 43,750 shares of Common Stock;

                              (c) 3,500,000 shares of Preferred Stock are
designated as Series B Preferred Stock, of which 949,500 shares are validly issued and are fully paid and nonassessable and are currently convertible into 949,500 shares of Common Stock;

                              (d) 3,000,000 shares are duly reserved for
issuance in connection with the employee, director or consultant stock option plans or arrangements, of which options for 3,000,000 shares have been granted; and

                              (e) 125,000 shares are duly reserved for issuance,
in connection with the acquisition of Prodesign Technology Limited.

                              (f) 2,522,800 shares are duly reserved for
issuance in connection with Warrants held by Legendary Investments PLC exercisable at $1.50 per share on or before December 31, 2002.

                              (g) 6,050,000 shares are duly reserved for
issuance in connection with an equity line of credit agreement with Fusion Capital LLP.

                              (h) 13,500,000 shares are duly reserved for
issuance in connection with the proposed sale of up to 600 Units represented by 4,500,000 shares in respect of the Units and 9,000,000 shares in respect of the Warrants being part of the Units and subject of this Common Stock Purchase Warrant Series December 31, 2006.

Except for the foregoing, there is no other capital stock, authorized, issued, outstanding or reserved for issuance. There is no existing option, warrant, call, commitment or other agreement to which the Company is a party requiring, and there are no convertible securities of the Company outstanding which upon conversion would require, the issuance of any additional capital stock of the Company. There are no agreements to which the Company is a party with any of the holders of capital stock of the Company with respect to the registration rights, voting or transfer of the capital stock of the Company, or to the Company's knowledge, among or between any person other than the Company, and there are no pre-emptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law, the Articles of Incorporation or By-laws of the Company, in each case as amended to the date of this Warrant, or any agreement to which the Company is a party or otherwise.

                  (d) Accuracy and Completeness of Information. All statements by the Company contained in this Warrant, together with the schedules and exhibits attached hereto and all documents that are executed and delivered to the Recipient in connection herewith are true and complete in all material respects and do not contain any untrue statement of material fact or fail to state any material fact necessary to make such statements not misleading.

9.    Recipient's Registration Rights.

                  (a) Definitions. For purposes of this Section 9, the following terms shall have the following respective meanings:

                        (1) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                        (2) The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

                        (3) "Registrable Securities" shall mean shares of the Company's Common Stock purchased by the Recipient pursuant to this Warrant or otherwise obtained by the Recipient; provided, however, that any particular Registrable Security shall cease to be a Registrable Security when (i) registered under the Securities Act, (ii) eligible for resale pursuant to Rule 144, (iii) sold or distributed pursuant to Rule 144 or (iv) they shall cease to be outstanding.

                        (4) "Holder" shall mean the Recipient if the Recipient holds Registrable Securities or other securities of the Company which are convertible into or exercisable for Registrable Securities ("Convertible Registrable Securities"), and any other person holding Registrable Securities or such other securities to whom these registration rights have been transferred; provided, however, that any person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Act or pursuant to a sale under Rule 144 promulgated by the Commission under the Act ("Rule 144") shall not be considered a Holder.

                        (5) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                        (6) "Person" and "person" shall include any natural person, corporation, limited liability company, partnership, joint venture, association, trust, or any other entity or organization, or any governmental or regulatory authority whatsoever.

                  (b) Piggyback Registration. The Company agrees that, subject to Section 9(d) hereof, if at any time the Company registers any of its securities under the Securities Act, either for its own account or for the account of others, in connection with the public offering of such securities solely for cash, on a registration form that would also permit the registration of Registrable Securities and other than (i) a registration relating solely to employee, director or consultant benefit plans of it or its affiliates, (ii) a registration of shares to be used solely as consideration for acquisitions of additional businesses by the Company, (iii) any primary shelf registration by the Company of Common Stock which does not include the sale of shares by a third party, or (iv) a registration on any registration form which does not permit secondary sale or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company shall give the Holders written notice within ten (10) days prior to the filing of such a registration statement relating to such transaction. Upon the written request of a Holder given within ten (10) days after receipt of any such notice by the Holder, the Company shall use its best efforts to cause to be included (at the sole expense of the Company, other than underwriting discounts and commissions) in such registration under the Securities Act all the Registrable Securities that the Holders have requested be registered.

                  (c) Registration Procedures. All expenses incurred in connection with the registrations under this Section 9 (including all registration, filing, qualification, legal, printer and accounting fees, but excluding underwriting commissions and discounts and fees, if any, of separate counsel engaged by the Recipient) shall be borne by the Company. The participating Holders shall use their best efforts to provide the Company promptly with all information reasonably requested in connection with such registration.

                  (d) Underwriting Agreement.

                        (1) In connection with each registration pursuant to this Section 9 covering an underwritten public offering, the Company and each participating Holder agree to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Company's size and investment stature, including indemnification.

                        (2) The Company will have the right to select the investment banker(s) and manager(s) to administer any offering to which Section 9(b) hereof is applicable. If a registration under Section 9(b) hereof is an underwritten registration, and the managing underwriter(s) advise the Company in writing that in their opinion the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce the number of shares offered for the accounts of such persons to a number deemed satisfactory by such managing underwriter or such managing underwriter can eliminate the participation of all such persons in the offering; provided that, a reduction shall be made first by reducing the number of shares to be sold by persons other than the Company and the Holders and thereafter, if a further reduction is required, by reducing the number of shares to be sold by the Holders, pro rata based upon the number of shares requested by the Holders to be included in a registration multiplied by the Holders' aggregate proportionate ownership of shares of Common Stock (determined on a "Fully Diluted Basis," which shall include all securities convertible into Common Stock, whether or not then exercisable).

                  (e) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Securities without registration, the Company will use its best efforts to, at all times after 90 days after any Registration Statement covering a public offering of securities of the Company under the Securities Act shall have become effective:

                        (1) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                        (2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                        (3) furnish to holders of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act.

                  (f) Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                        (1) use its reasonable best efforts to cause a registration statement that registers such Registrable Securities to become and remain effective for a period of 120 days or until all of such Registrable Securities have been disposed of (if earlier);

                        (2) furnish, at least five (5) business days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to counsel selected by the Recipient (the "Recipient's Counsel"), copies of all such documents proposed to be filed (it being understood that such five (5) business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Recipient's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                        (3) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 120 days or until all of such Registrable Securities have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Securities;

                        (4) notify in writing the Recipient's Counsel promptly
(a) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (b) of the receipt of the Company any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (c) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                        (5) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the holders of Registrable Securities to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this subparagraph (5);

                        (6) furnish to the holders of Registrable Securities such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the holders of Registrable Securities may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                        (7) use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of Registrable Securities to consummate the disposition of such Registrable Securities;

                        (8) notify the holders of Registrable Securities on a timely basis at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (1) of this Section 9(f), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the holders of Registrable Securities, prepare and furnish to the holders of Registrable Securities a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                        (9) make available for inspection by the holders of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the holders of Registrable Securities or any underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such holders of Registrable Securities in connection with such registration statement; provided, however, that any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (a) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (b) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (c) such Information has been made generally available to the public; and provided further, however, that the holders of Registrable Securities agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                        (10) use its reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                        (11) use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

                        (12) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities;

                        (13) issue to any underwriter to which the holders of Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

                        (14) list such Registrable Securities on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its reasonable best efforts to qualify such Registrable Securities for inclusion on the Nasdaq National Market System if any shares of Common Stock are so qualified;

                        (15) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                        (16) use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

                  (g) Indemnification.

                        (1) In the event any Registrable Securities are included in a registration statement pursuant to Section 9 hereof, to the full extent permitted by law, the Company will, and hereby does indemnify and hold harmless each such Holder of such Registrable Securities, each director, officer, partner, employee, or agent of such Holder, any underwriter (as defined in the Securities Act) for such Holder, and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof), joint or several, to which any of them may become subject under the Securities Act, the Exchange Act, and applicable state securities laws insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading or arise out of any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act, and applicable state securities laws, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; provided, however, that the indemnity agreement contained in this Section 9(g)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which shall not be withheld or delayed unreasonably, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the indemnified party; provided, further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of the Holder, underwriter, broker or other person acting on behalf of holders of the Registrable Securities from whom the person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final prospectus had been made available to the Holder, underwriter, broker or other person acting on behalf of holders of the Registrable Securities and such final prospectus was not received by such person with or prior to the written confirmation of the sale of such Registrable Securities to such person.

                        (2) To the full extent permitted by law, each participating Holder (severally, but not jointly) will and hereby does indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act), against any losses, claims, damages, expenses, or liabilities, joint or several (including reasonable attorneys' fees), to which the Company or any such director, officer, controlling Person or underwriter may become subject, under the Securities Act, the Exchange Act, and applicable state securities laws, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in such registration, or arise out of any violation by such Holder of any provision of the Securities Act, or rule or regulation promulgated thereunder, applicable to such Holder; provided, however, that (x) the indemnification required by this Section 9(g)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of such Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 9(g)(2) exceed the total proceeds from the applicable offering received by such participating Holder.

                        (3) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 9(g), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have reasonably concluded that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

                        (4) If the indemnification provided for in this Section 9(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (g) Notwithstanding the provisions of the is Section 9, the Company shall use its best efforts to have Warrants "C", "D", "E" and "F" listed on a recognized exchange as soon as practicable following the effective date of any Registration Statement filed in respect thereof.

10.   Survival of Representations, Warranties and Agreements.

All representations and warranties contained herein shall survive the issuance of the Warrant and the exercise and purchase of the Warrant Shares. All covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

11.   Remedies.

In case any one or more of the covenants and/or agreements set forth in this Warrant shall have been breached by the Company or the Recipient, the Recipient or the Company (as the case may be) may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance or injunctive relief with respect to any such covenant or agreement contained in this Warrant if applicable. Notwithstanding the foregoing, in the event of a breach at any time of the Company's representation and warranty concerning the capitalization of the Company in
Section 8(c) hereof, the number of the Warrant Shares issuable pursuant hereto shall automatically, with no further action on the part of any party hereto, be adjusted to that amount which should have been issued had such representation been true and correct at the time made.

12.   Company Notice.

All notices required to be given to the parties hereunder shall be in writing and shall be deemed to have been given sufficiently for all purposes when presented personally to such party, sent by facsimile to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

      Company:          BioProgress Technology International, Inc.
                        9055 Huntcliff Trace
                        Atlanta, Georgia 30350-1735
                        Attention:  Chief Executive Officer
                        Facsimile: (770) 594 - 8613

      Recipient:
                        ____________________________________

                        ____________________________________

                        ____________________________________

                        ____________________________________

                        Facsimile:  (           )
                                    ________________________

Such notice shall be deemed to be given when received if delivered personally, at the time of transmittal if sent via facsimile during regular business hours of the receiving party (if sent outside of such regular business hours then at 9:00 a.m. on the next business day of the receiving party) or two days after the date mailed if sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

13.   Governing Law; Jurisdiction, Etc.

This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.

14.   Successors.

All the covenants and provisions hereof by or for the benefit of the Company or the Recipient shall bind and inure to the benefit of their respective successors and assigns hereunder, except as otherwise provided herein.

15.   Benefits Hereof.

Nothing herein shall be construed to give to any person or corporation other than the Company and the Recipient, any legal or equitable right, remedy or claim hereunder, but this Warrant shall be for the sole and exclusive benefit of the Company and the Recipient.

16.   Captions.

The Captions of the sections and subsections hereof have been inserted for convenience only and shall have no substantive effect.

IN WITNESS WHEREOF, the Company and the Recipient have duly executed this Warrant Agreement as of the _________ day of __________, 2002.


                        BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.

                        Signed:
                                   ------------------------------

                        Title:
                                   ------------------------------


                        Recipient:

                        Signed:
                                   ------------------------------

                        Signed:
                                   ------------------------------

                                    Exhibit A

                   BioProgress Technology International, Inc.

             NOTICE OF ELECTION TO EXERCISE STOCK WARRANT ("Notice")

BioProgress Technology International, Inc.
9055 Huntcliff Trace
Atlanta, Georgia 30350-1735

Dear Sirs:

      I refer you to the Warrant Agreement by and between BioProgress Technology International, Inc. and _______________________________________, dated as of
______________________,2002. All terms not otherwise defined herein have the meanings assigned to them in the Warrant Agreement. _____________________________________ hereby exercises its Warrant to purchase the following shares available to it:

Warrant to be exercised [___________] (Enter Warrant "A", "B", "C", "D", "E" or "F" as appropriate)

                              Number of         Price             Total
      Type of Stock           Shares            Per Share         Cost
      -------------           ------            ---------         ----

BioProgress Technology        __________  x     __________  =     ____________
International, Inc. Common Stock

      Enclosed is a check or money order for $________, made payable to "BioProgress Technology International, Inc.," in payment for the shares being purchased.
                                       or
      Funds have been wired electronically to the account of BioProgress Technology International, Inc. as set out in the Subscription Agreement in the amount of $ in payment for the shares being purchased.


Social Security Number: _________________________________ (required for
U.S. citizens)

The address to be registered is:    __________________________________________

                                    __________________________________________

                                    __________________________________________

Send the certificate(s) to:         _________________________________________
(if different from above)
                                    __________________________________________

                                    __________________________________________

Very truly yours,

Signed:_____________________________      Signed: ____________________________

Date:  _______________________            Date:  _______________________